Exhibit 10.4
SECOND ALLONGE
to
12.5% SUBORDINATED CONVERTIBLE NOTE DUE JULY 1, 2011 NO. __
dated                     , made by
BMP SUNSTONE CORPORATION
payable to the order of

in the original principal amount of
                                                             ($                    )
     That certain 12.5% Subordinated Convertible Note due July 1, 2011 described in the above caption (the “Note”) is hereby amended as follows (all capitalized terms not otherwise defined herein having the same meanings assigned to them in the Note):
     (1) On the first page of the reverse of the Note, the second paragraph shall be amended and restated as follows:
“Subject to and upon compliance with the provisions of Article XIV of the Indenture and subject to the following paragraph, the Holder of this Security is entitled, at his option, at any time after the close of business on May 15, 2009, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof) (the “Conversion Amount”), at the principal amount thereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company (the “Common Shares”) at a conversion price per share of Common Stock equal to $3.00 (the “Conversion Price”) (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture).”
     (2) On the third page of the reverse of the Note, the second paragraph shall be deleted in its entirety.
     (3) All other terms and conditions of the Note shall remain the same. This Allonge shall not be deemed a novation of the Note; and except as expressly amended hereby, the Note shall remain unmodified and in full force and effect. This Allonge shall be affixed to the Note and deemed to constitute an integral part thereof. All references to the Note shall hereafter be deemed references to the Note as amended by this Allonge.
[Signature Page Follows.]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated:

BMP SUNSTONE CORPORATION
By:
Name:
Title:

[Signature Page to Allonge to 12.5% Subordinated Convertible Note due July 1, 2011]